THRIVENT MUTUAL FUNDS

Supplement to Prospectus
Class A and B Shares
Dated February 28, 2005

With respect to Thrivent Mid Cap Stock Fund and Thrivent Large Cap Index Fund

The heading to the Tables of Average Annual Total Returns for Thrivent Mid Cap Stock Fund on page 13 and Thrivent Large Cap Index Fund on page 27 are revised to reflect that each table is for the periods ending December 31, 2004. The other information in the tables is unchanged.

The date of this Supplement is March 17, 2005.

Please include this Supplement with your Prospectus.